                                                                 EXHIBIT 10.30

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and Vern M. Kennedy (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2001 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------

     (a) During the Employment Period, the Executive shall be initially employed as President & Chief Executive Offer of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.

     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $250,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 60% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of five (5) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.

     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the Board of

Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and

     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.

     8.    Intangible Assets and Non-Solicitation.
           --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.

     10.    Arbitration.  The Executive and the Company agree that any dispute
            -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------

     Vern M. Kennedy
     150 E 57th Street, Apt #5E
     New York, New York 10022

     If to the Company:
     -----------------

     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.


/s/ Terrence J. Anderson
------------------------------------
By:
Title:



Executive


/s/ Vern M. Kennedy
------------------------------------

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and Eric Roden (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2000 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------
     (a) During the Employment Period, the Executive shall be initially employed as an Executive Vice President of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.

     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $165,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 45% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of five (5) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.

     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the Board of

Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and

     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.

     8.    Intangible Assets and Non-Solicitation.
           --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.

     10.    Arbitration.  The Executive and the Company agree that any dispute
            -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------
     Eric G. Roden
     39 Benjamin Road
     Mahopac, NY 10541




     If to the Company:
     -----------------

     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.


   /s/ Vern Kennedy
------------------------------------
By:    Vern Kennedy
Title: Presient



Executive


/s/ Eric G. Roden
------------------------------------

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and Colm Kelly (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2000 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------

     (a) During the Employment Period, the Executive shall be initially employed as the Chief Information Officer of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.

     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $200,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 20% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of six (6) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.

     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the Board of

Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and

     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.

     8.    Intangible Assets and Non-Solicitation.
           --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.

     10.    Arbitration.  The Executive and the Company agree that any dispute
            -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------
     Colm D. Kelly
     79 Harbor Drive, #321
     Stamford, CT 06902


     If to the Company:
     -----------------

     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.


   /s/ Vern M. Kennedy
------------------------------------
By:    Vern M. Kennedy
Title: President



Executive


/s/ Colm D. Kelly
------------------------------------
Colm D. Kelly

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and George Holland (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2001 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------
     (a) During the Employment Period, the Executive shall be initially employed as an Executive Vice President of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.

     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $250,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 50% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of five (5) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.

     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the Board of

Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and
     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.

     8.   Intangible Assets and Non-Solicitation.
          --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.

     10.   Arbitration.  The Executive and the Company agree that any dispute
           -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------
     George F. Holland
     516 Riverside Drive
     Cranford, NJ  07016

     If to the Company:
     -----------------
     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.

/s/ Vern M. Kennedy
------------------------------------
By: Vern M. Kennedy
Title: President



Executive

George F. Holland
------------------------------------

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and Terrence J. Anderson (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2001 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------

     (a) During the Employment Period, the Executive shall be initially employed as an Executive Vice President of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.

     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $175,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 45% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of five (5) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.


     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the

Board of Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and

     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.


     8.    Intangible Assets and Non-Solicitation.
           --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.

     10.    Arbitration.  The Executive and the Company agree that any dispute
            -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------



     If to the Company:
     -----------------
     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.

/s/ Vern M. Kennedy
------------------------------------
By: Vern M. Kennedy
Title: President



Executive

/s/ Terrence Anderson
------------------------------------

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT by and between Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), and Tracy W. Korman (the "Executive"), dated as of the 3rd day of February, 2000.

     WHEREAS, the Company and the Executive wish to set forth the terms of employment of the Executive by the Company;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.     Employment Period.  (a) The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company, pursuant to the terms and conditions set forth in this Agreement, for the period commencing on the date hereof and ending on December 31, 2001 or such later date as a result of extensions pursuant to clause (b) below (the "Employment Period"), unless the Executive's employment terminates earlier pursuant to Section 4 of this Agreement.

     (b) The Employment Period shall be automatically extended for successive one-year periods unless either party gives 120 days advance written notice prior to the end of the original Employment Period or any extension thereof.

     2.     Position and Duties.
            -------------------
     (a) During the Employment Period, the Executive shall be initially employed as an Executive Vice President of the Company.

     (b) During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (a) serve on corporate or civic boards approved by the Company (which approval shall not be unreasonably withheld) or on charitable boards or committees, (b) deliver lectures or fulfill speaking engagements and (c) manage personal investments, so long as the activities referred to in clauses (a) through (c) above do not substantially interfere with the performance of the Executive's responsibilities as a key Executive of the Company in accordance with this Agreement.

     (c) The Executive's primary office shall be located in New York City, provided, that the Executive's primary office may be relocated in connection
--------
with the relocation of the Company's headquarters within New York State, New Jersey or Connecticut.


     3.    Compensation.
           ------------

     (a)  Base Salary.  During the fiscal year in which the Employment Period
          -----------
begins, the Executive shall receive an annual base salary ("Annual Base Salary") of $175,000, payable pursuant to the Company's normal payroll practices. For each following fiscal year, the Annual Base Salary then in effect shall be reviewed by the Board of Directors of the Company ("the Board") and may be increased (but not decreased) as the Board in its sole discretion shall determine based upon the performance of the Executive and the Company.

     (b)  Annual Bonus.  For each fiscal year or part thereof of the Company
          ------------
during the Employment Period, if specified target performance goals communicated to the Executive for the Company's fiscal year are met, the Executive's annual target bonus shall be equal to 45% of the Annual Base Salary paid during such fiscal year (the "Target Bonus"). The Executive's bonus for each fiscal year shall be determined in accordance with an appropriate payout curve (established annually by the Board after consultation with the Executive) if such target performance goals are not met or are exceeded. After the first full fiscal year of the Company, the Executive's Target Bonus may be reviewed by the Board and, in its sole discretion, increased, but not decreased.

     (c)  Benefit Plans.  The Executive shall be treated in the same manner as,
          -------------
and shall be entitled to such benefits and other perquisites and terms and conditions of employment no less favorable than those provided to peer executives.

     (d) Long-Term Incentives.  In addition to the grant of stock options to the
         --------------------
Executive at the time of his initial employment by the Company, the Executive shall be eligible to participate in any subsequent option grants commensurate with that of other peer executives, as determined by the Board (or any committee thereof) in its sole discretion.

     (e) Expenses.  During the Employment Period, the Executive shall be
         --------
entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive
                                             --------
complies with the policies of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

     (f)  Vacation.  During the Employment Period, the Executive shall be
          --------
entitled to paid vacation of five (5) weeks per year, which shall accrue and shall be taken in accordance with the policies of the Company.

     4.   Termination of Employment.
          -------------------------

     (a)  Death or Disability.  The Executive's employment shall terminate
          -------------------
automatically upon the Executive's death during the Employment Period. The Executive's employment under this Agreement shall terminate for "Disability" upon a termination of the Executive's employment with eligibility to receive a disability allowance under the Company's Long Term Disability Plan or a replacement plan.

     (b)  By the Company.  The Company may terminate the Executive's employment
          --------------
during the Employment Period for Cause or without Cause. For purposes of this Agreement, "Cause" shall mean the Executive's (i) conviction of or plea of nolo contendere to a felony, (ii) willful misconduct that is materially injurious to the Company, (iii) repeated failure to undertake communicated directives on material business matters despite written instruction to do so or (iv) any breach materially injurious to the Company by the Executive of Sections 7 or 8 or other provisions of this Agreement.

     Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (a) at least ten (10) days prior written notice to the Executive setting forth the reasons for the Company's intention to terminate for Cause, (b) an opportunity for the Executive to be heard (together with comments of counsel) before the Board of Directors of the Company and (c) delivery to the Executive of a notice of termination from the Board of

Directors of the Company stating its opinion that the Executive was guilty of the conduct set forth above and specifying the particulars thereof.

     (c)  Good Reason.  The Executive may terminate employment for Good Reason.
          -----------
"Good Reason" means, without the Executive's written consent: (i) a material adverse change in the Executive's title or the assignment of duties to the Executive materially and adversely inconsistent with the Executive's position;
(ii) any material failure by the Company to comply with Section 3 or other provisions of this Agreement; or (iii) any requirement by the Company that the Executive's primary office location be other than in the states of New York, New Jersey, or Connecticut. In the event the Executive determines that Good Reason exists, the Executive must notify the Company of such determination in writing within sixty (60) days following the Executive's actual knowledge of the event which the Executive determines constitutes Good Reason, or such event shall not constitute Good Reason under this Agreement. Following receipt of such notice, if the Company remedies such event within twenty (20) days following notice, the Executive may not terminate employment for Good Reason as a result of such event.

     (d) Date of Termination.  "Date of Termination" means (i) if the
         -------------------
Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), the date of receipt of the Notice of Termination or any later date (within 30 days following such notice) specified therein, and
(ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the date of Disability, as the case may be.

     5.   Obligations of the Company upon Termination.
          -------------------------------------------

     (a)  Other Than for Cause, Death or Disability; Good Reason.  If, during
          ------------------------------------------------------
the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or if the Executive terminates employment for Good Reason:

     (i) the Company shall pay the Executive, in cash in one lump sum the amount of 50% of the Executive's Annual Base Salary;

     (ii) within thirty (30) days following the Date of Termination, the Company shall pay the Executive his Annual Base Salary through the Date of Termination, and any earned bonus to the extent not yet paid;

     (iii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, the Company shall pay the Executive a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year, to the extent not otherwise paid;

     (iv) any vested Company stock options or stock awards held by the Executive as of the Date of Termination will remain exercisable in accordance with their original terms; any unvested stock options or stock awards held by the Executive as of the Date of Termination will continue to vest as if the Executive had remained employed by the Company for the period of twelve
     (12) months following the Date of Termination; all unvested stock options or stock awards still unvested twelve (12) months following the Date of Termination shall be immediately canceled and forfeited;

     (v) the Executive shall continue to receive employee benefits for a period of six months following the Date of Termination and the Executive's eligible dependents will continue to be eligible to participate in the Company's medical, dental, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of six months following the Date of Termination (or the Company shall provide equivalent benefits for such period); provided that such continued benefits shall cease upon
                       --------
     the Executive becoming eligible for comparable benefits from a subsequent employer; and

     (vi) other benefits, if applicable, shall be paid to the Executive in accordance with applicable plans and programs of the Company.

     (b)  Death or Disability.  If the Executive's employment is terminated by
          -------------------
reason of the Executive's death or Disability during the Employment Period:

     (i) the Company shall pay the Executive (or the Executive's survivors, if applicable) the Executive's Annual Base Salary through the Date of Termination, to the extent not yet paid;

     (ii) all Company stock options and stock awards will vest, and such stock options shall remain exercisable in accordance with the original terms of such options;

     (iii) other benefits, if applicable, shall be paid to the Executive (or the Executive's Survivors, if applicable) in accordance with applicable plans and programs of the Company.

     (c)  Cause; Other than Good Reason.  If the Executive's employment is
          -----------------------------
terminated by the Company for Cause during the Employment Period or the Executive voluntarily terminates employment during the Employment Period (other than for Good Reason), the Company shall pay to the Executive the Executive's Annual Base Salary through the Date of Termination and any earned bonus to the extent not yet paid, and the Company shall have no further obligations under this Agreement. Upon the Executive's Date of Termination for Cause, all unvested Company stock options and stock awards shall be immediately canceled and forfeited. Any vested stock options may be exercised by the Executive at any time within 30 days of such Date of Termination.

     6.   Change of Control.  If there is a Change of Control of the Company (as
          -----------------
defined below) all unvested stock options or stock awards shall become 100% vested. In addition, the Executive may elect within six (6) months following a Change of Control to terminate his employment and such termination shall be treated as a termination for Good Reason and the Executive shall receive the benefits provided in Section 5 (a) above for such Termination. As used herein, "Change of Control" means the occurrence of any of the following: (i) the Company consolidates with or merges with or into another person pursuant to the transaction in which the outstanding securities of the Company are converted into or exchanged for cash or other property or for securities possessing less than 50% of the voting power of the outstanding securities of the person surviving such merger or consolidation; (ii) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person; or (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934, as amended), other than the holders of the securities of the Company as of the date hereof, shall, by virtue of ownership of securities or by agreement or otherwise, be entitled to elect a majority of the directors of the Company.

     7.   Confidential Information.  The Executive agrees that he will not at
          ------------------------
any time during or after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any person any confidential information of the Company, other than information that is already known to the public, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any confidential information of the Company which are in the possession or control of the Executive.


     8.    Intangible Assets and Non-Solicitation.
           --------------------------------------

     (a) The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

     (b) The Executive shall not hire or attempt to hire for employment any person who is employed by the Company or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the company in good faith; provided, however, that nothing
                                               --------  -------
herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

     9.    Release.  Effective upon the Date of Termination pursuant to the
           -------
provisions of Sections 4(a), (b) or (c) of this Agreement, in consideration of the payments to be made to the Executive pursuant to Sections 5(a), (b) or (c) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive and shall further constitute the Executive's sole remedy against the Company.


     10.    Arbitration.  The Executive and the Company agree that any dispute
            -----------
between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, shall be submitted to and resolved exclusively pursuant to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall take place in New York, New York, and shall be subject to the substantive law of the State of New York. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of any arbitration, the Executive or the Company may apply to any state court or any United States Federal District Court in New York, New York to enforce the decisions pursuant to such arbitration. The Executive and the Company consent to the jurisdiction of all such courts, agree that venue will be proper in any such court and waive any objections based upon forum non
                                                             ----- ---
conveniens with respect to any application to any such court.
----------

     11.    Successors.
            ----------

     (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and administrators.

     (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company, or by law as a result of a merger or consolidation. In the event of such assignment, a failure by the successor to specifically assume in writing, delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

     (c) The Company shall require any assignee to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such assignment had taken place.

     12.  Representation of the Executive.  The Executive acknowledges that he
          -------------------------------
is knowledgeable and sophisticated about business matters, that he has read and understands the terms of this Agreement, and that he has had a reasonable period of time prior to his execution hereof to review, negotiate and consult with counsel of his choice about this Agreement.

     13.     Miscellaneous.
             -------------

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of law rules. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

     (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
     -------------------
     Tracy W. Korman
     34 Plaza St. E.  #207
     Brooklyn, NY  11238

     If to the Company:
     -----------------
     Broadview Networks, Inc.
     45-18 Court Square, Suite 403
     Long Island City, New York  11101
     Attention:  Chief Executive Officer

or to such other address as either party furnishes to the other in writing in accordance with this paragraph. Notices and communications shall be effective when actually received by the addressee.

     (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

     (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

     (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

     (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior agreement between the Executive and the Company concerning the subject matter hereof.

     (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

BROADVIEW NETWORKS, INC.

/s/ Vern M. Kennedy
------------------------------------
By: Vern M. Kennedy
Title: President



Executive

/s/ Tracy W. Korman
------------------------------------